UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCONX

Putnam Convertible Securities Fund

Annual report
10|31|12

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Convertible
Securities Fund

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	47

About the Trustees	48

Officers	50

Consider these risks before investing: The prices of convertible securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to specific companies or industries. These risks are generally greater for convertible securities issued by small and midsize companies (which may constitute a significant portion of the fund’s investments from time to time) per the prospectus. The prices of convertible securities may be adversely affected by changes in the prices of underlying common stocks. Convertible securities tend to provide higher yields than do common stocks. However, a higher yield may not protect investors against the risk of loss or adequately mitigate any loss associated with a decline in the price of a convertible security. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below-investment-grade convertible securities (a significant part of the fund’s investments) per the prospectus. Generally, convertible securities may be less sensitive to interest-rate changes than non-convertible bonds as a result of convertible securities’ structural features (e.g., convertibility, “put” features, etc.). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. The value of stocks rises and falls with factors such as investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that typically promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond’s yield and its price are often influenced by interest-rate levels and the issuer’s credit quality.

A convertible security is a hybrid of a stock and a bond. Like a bond, it offers a set rate of interest, but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the preset conversion price does not change as the underlying stock price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds — but they also carry greater risk potential, such as the risk of default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations and small, rapidly growing companies, to companies in cyclically depressed industries.

Investing successfully in convertible securities requires intensive research and analysis. The fund’s managers are supported by analysts who conduct rigorous fundamental research, seeking to determine the true worth of the issuing company’s business. The managers then construct a portfolio that they believe offers the best return potential while being mindful of risk.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund managers could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 4 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the BofA (Bank of America) Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

4	Convertible Securities Fund

Interview with your fund’s portfolio managers

Convertibles resumed their momentum in the final months of the fiscal year. How did Putnam Convertible Securities Fund perform for the annual period ended October 31, 2012?

Eric: The fiscal period ended on a high note, supported by positive gains in stocks and corporate credit markets and came on the heels of solid gains posted by the fund in the first half of its fiscal year. Favorable election results in Greece and the European Union summit in July eased concerns about the European sovereign debt crisis. In addition, slowly improving U.S. economic data and stimulative measures taken in September by the Federal Reserve and European Central Bank further boosted investor sentiment and created a bullish climate for higher-risk assets. As a result, credit spreads tightened and equity markets rallied, helping convertibles to post competitive returns relative to straight equities and bonds.

For the 12 months ended October 31, 2012, the fund’s class A shares outperformed the average return of its Lipper peer group by a considerable margin but fell just shy of the BofA Merrill Lynch All U.S. Convertibles Index. Investments in the consumer cyclicals, financials, and communication services sectors augmented performance relative to this benchmark. Holdings in the health-care, transportation, and technology sectors detracted from results relative to the benchmark.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

Convertible Securities Fund	5

Did you implement any changes to the fund’s strategy?

Rob: We did not make any significant changes to the fund’s broad strategy. However, early in the period, we took steps to reduce the risk in the fund and position it more defensively. We increased the cash level, lowered the equity sensitivity, slightly increased the average credit quality, reduced the percentage of outright equity in the fund, and increased the weight of large-cap companies in the portfolio.

Could you describe your approach to finding the most attractive convertible securities?

Rob: We think that there are several areas of inefficiency in the convertibles market, which we seek to take advantage of. First, we often find securities that are mispriced from a credit perspective. Second, the underlying equity can frequently be misunderstood or not well followed by industry analysts. The third area revolves around the basic structure of convertibles, which can be somewhat complex. Analysts frequently fall into the trap of misunderstanding the structural characteristics of convertibles, and failing to appreciate how the idiosyncratic nature of each security can lead to mispricing and, hence, attractive investment opportunities.

Eric: When we analyze a convertible security, we try to locate the key factors that are driving its pricing. It might be a set of fixed-income factors or a set of equity-related factors, for example. Once we feel confident about the source of pricing or mispricing, we bring the appropriate credit or equity research resources to bear in our analysis and portfolio decision-making.

Have companies been issuing more convertibles to finance their operations?

Rob: New issuance picked up nicely in the final months of the period, though it is still lower than normal on a historical basis. As equities appreciated and corporate credit spreads narrowed, companies in a number of industries began to issue more convertible

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Convertible Securities Fund

debt, including homebuilders. We also found what we consider excellent value among new issuance in the financials, biotechnology, and technology sectors. Overall, we believe that the environment remains positive for a continuation of this trend because stock prices in general seem firm and interest rates have the potential to rise. From the perspective of debt-issuing companies, we think that convertibles are simply becoming more attractive on a relative basis. In addition, companies are beginning to issue convertible bonds for shareholder-friendly reasons such as generating cash for stock repurchases.

Could you highlight some holdings or strategies that contributed positively to the fund’s performance for the period?

Eric: One of the fund’s top performers, Equinix, provides outsourced data centers and Internet exchanges for its corporate customers. The company is enjoying cyclical and secular tailwinds as the data and connectivity needs of more and more businesses increase. Onyx Pharmaceuticals, which develops innovative therapies to target the molecular pathways in cancers, benefited from two developments. In June, the Oncologic Drugs Advisory Committee gave the drug Kyprolis, an injectable treatment for multiple myeloma patients, a positive vote. In July, Kyprolis received U.S. Food and Drug Administration approval. Another health-care holding, Lincare, was also a strong contributor. A distributor of oxygen to homes, the company was bought by Linde, a German gases and engineering company, and its price rose to meet the buyout price. The security was sold in July. Our decision to maintain an overweight position in all three of these

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/12. Short-term holdings are excluded. Holdings will vary over time.

Convertible Securities Fund	7

companies further augmented those gains for the fund.

Our decision to underweight Chesapeake Energy, the second-largest producer of natural gas in the United States, was beneficial for the fund. Given the fact that Chesapeake is a large index component, we believe some exposure to its convertibles was warranted but not an index-sized stake. Chesapeake was hampered by historically low natural gas prices, along with investors’ concerns about its aggressive capital spending. As a result, our relative lack of conviction in the company’s securities proved advantageous during the period.

What holdings proved most disappointing?

Rob: The biggest detractor from the fund’s performance during the period was China Medical Technologies, a diagnostic medical device company based in China. The company performed poorly because the firm failed to service its debt obligations and was faced with class-action lawsuits alleging accounting fraud and the use of fraudulent shell companies to make acquisitions. The stock of Genco Shipping & Trading fell in response to an imbalance in the current supply/demand dynamics in the shipping market. Day rates to charter vessels were at multi-year lows during the period, due to an increase in supply of ships as well as anemic global economic growth. As a result, many shipping companies were not profitable and were burning cash. There also were liquidity concerns for a number of shipping companies, including Genco. We believe that the company is one of the better operators and should continue to receive preferential treatment from its creditors to allow it to continue to operate until day rates can improve. Since both of these holdings were not held by the benchmark, their presence detracted from the fund’s relative performance.

Powerwave Technologies, a small manufacturer of telecommunications equipment, struggled due to significantly reduced capital

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8	Convertible Securities Fund

spending by global telecom providers during the early months of the period.

Does the prevailing low-interest-rate environment make you more — or less — optimistic about the performance potential of convertibles going forward?

Eric: A common misperception of the convertibles market is that the returns of these securities are more dependent on interest rates than other factors. Over time, data have suggested that convertibles are driven more by the strength or weakness of the equity markets and by corporate credit spreads. And because they are short-duration instruments, there is generally a low correlation between their performance and interest-rate movements. So, while low rates do matter for a variety of asset classes, rates are less relevant to convertibles’ performance.

Rob: In looking at the four most recent rising-rate environments — in 1988, 1994, 1999–2000, and 2004–2006 — convertibles performed well as rates rose, economies expanded, and equity markets were generally strong. Although we cannot know when rates will rise next, they have virtually nowhere to go but upward from their current historical trough. To us, this suggests a positive tailwind is in the making for the convertibles market.

What is your outlook for the convertibles market?

Eric: We are constructive on the convertibles market, although sources of uncertainty remain. Areas of concern include the approach of the “fiscal cliff,” and the macro issues that continue to beset Europe or threaten to become even more pronounced in China. Despite these issues, there is much to feel positive about with respect to convertibles, in our opinion.

We believe that corporate credit spreads may remain relatively stable or have a slight tightening bias, particularly in the high-yield market, where we are at or just above historical average spreads. From an equity standpoint, we see corporate earnings improving into 2013 at a moderate but still positive pace. What’s more, we feel the underlying equities of the convertibles in the fund have good growth prospects. We have seen a long wave of corporate restructuring designed to improve corporate profitability and efficiency. All of these fundamental factors bode well for debt and convertible markets.

In sum, we believe convertible bonds remain statistically cheap, historically speaking, and the market is nicely balanced with a combination of attractive current yield, reasonable upside participation, and attractive downside protection.

Thank you, Eric and Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Convertible Securities Fund	9

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

10	Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.80%	9.64%	8.86%	8.86%	8.98%	8.98%	9.13%	9.04%	9.53%	9.90%

10 years	124.26	111.39	108.08	108.08	108.00	108.00	113.22	105.82	118.85	129.94
Annual average	8.41	7.77	7.60	7.60	7.60	7.60	7.87	7.49	8.15	8.68

5 years	11.01	4.65	6.94	5.05	6.94	6.94	8.26	4.48	9.67	12.40
Annual average	2.11	0.91	1.35	0.99	1.35	1.35	1.60	0.88	1.86	2.37

3 years	35.02	27.27	32.03	29.03	32.02	32.02	33.00	28.30	34.01	35.99
Annual average	10.53	8.37	9.70	8.87	9.70	9.70	9.97	8.66	10.25	10.79

1 year	9.07	2.78	8.22	3.22	8.24	7.24	8.49	4.71	8.78	9.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Convertible Securities Fund	11

Comparative index returns For periods ended 10/31/12

	BofA (Bank of America)	Lipper Convertible Securities
	Merrill Lynch All U.S. Convertibles Index	Funds category average*

Annual average (life of fund)	—†	9.80%

10 years	109.25%	99.16
Annual average	7.66	7.05

5 years	12.43	5.63
Annual average	2.37	1.04

3 years	33.18	26.53
Annual average	10.02	8.12

1 year	9.15	6.14

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/12, there were 72, 54, 42, 31, and 1 fund(s), respectively, in this Lipper category.

† The fund’s benchmark, the BofA (Bank of America) Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,808 and $20,800, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $20,582. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,885 and $22,994, respectively.

12	Convertible Securities Fund

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.568		$0.422	$0.417	$0.472		$0.521	$0.616

Capital gains	—		—	—	—		—	—

Total	$0.568		$0.422	$0.417	$0.472		$0.521	$0.616

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/11	$18.97	$20.13	$18.66	$18.79	$18.81	$19.49	$18.91	$18.97

10/31/12	20.09	21.32	19.75	19.90	19.91	20.63	20.02	20.08

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	2.83%	2.66%	2.11%	2.07%	2.35%	2.27%	2.58%	3.07%

Current 30-day SEC yield [2]	N/A	2.18	1.57	1.57	N/A	1.75	2.06	2.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.83%	9.66%	8.88%	8.88%	9.00%	9.00%	9.16%	9.06%	9.55%	9.92%

10 years	131.91	118.53	115.02	115.02	115.04	115.04	120.46	112.74	126.29	137.77
Annual average	8.78	8.13	7.96	7.96	7.96	7.96	8.23	7.84	8.51	9.05

5 years	12.99	6.50	8.83	6.90	8.80	8.80	10.20	6.35	11.57	14.40
Annual average	2.47	1.27	1.71	1.34	1.70	1.70	1.96	1.24	2.21	2.73

3 years	32.40	24.81	29.42	26.42	29.42	29.42	30.39	25.80	31.41	33.35
Annual average	9.81	7.67	8.98	8.13	8.98	8.98	9.25	7.95	9.53	10.07

1 year	16.48	9.81	15.58	10.58	15.61	14.61	15.87	11.81	16.20	16.78

Convertible Securities Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating
expenses for the fiscal year
ended 10/31/11	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Annualized expense ratio
for the six-month period
ended 10/31/12†	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.63	$9.45	$9.45	$8.18	$6.91	$4.35

Ending value (after expenses)	$1,036.40	$1,033.00	$1,032.60	$1,034.10	$1,035.20	$1,037.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Convertible Securities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.58	$9.37	$9.37	$8.11	$6.85	$4.32

Ending value (after expenses)	$1,019.61	$1,015.84	$1,015.84	$1,017.09	$1,018.35	$1,020.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Convertible Securities Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

16	Convertible Securities Fund

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA (Bank of America) Merrill Lynch All U.S. Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Convertible Securities Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

18	Convertible Securities Fund

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions,

Convertible Securities Fund	19

extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

20	Convertible Securities Fund

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 67, 49 and 38 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits

Convertible Securities Fund	21

continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22	Convertible Securities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Convertible Securities Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Convertible Securities Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Securities Fund (the fund), including the fund’s portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Securities Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2012

24	Convertible Securities Fund

The fund’s portfolio 10/31/12

CONVERTIBLE BONDS AND NOTES (68.6%)*	Principal amount		Value

Aerospace and defense (0.9%)
AAR Corp. cv. sr. unsec. notes 2 1/4s, 2016		$3,430,000	$3,166,319

Triumph Group, Inc. 144A cv. sr. sub. notes 2 5/8s, 2026		1,130,000	2,716,238

			5,882,557
Airlines (—%)
Lufthansa Malta Blues LP 144A cv. sr. unsec. notes 0 3/4s,
2017 (Malta)	EUR	17,000	23,687

			23,687
Automotive (1.8%)
Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016		$3,885,000	5,718,234

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014		2,895,000	2,522,269

TRW Automotive, Inc. cv. company guaranty sr. unsec.
notes 3 1/2s, 2015		2,170,000	3,695,076

			11,935,579
Biotechnology (6.1%)
BioMarin Pharmaceuticals, Inc. cv. sr. sub. notes 1 7/8s, 2017		790,000	1,522,725

Cubist Pharmaceuticals, Inc. cv. sr. unsec. notes 2 1/2s, 2017		3,105,000	4,968,000

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016		5,970,000	3,835,725

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016		6,195,000	9,749,381

Medicines Co. (The) 144A cv. sr. unsec. notes 1 3/8s, 2017		4,187,000	4,341,396

Onyx Pharmaceuticals, Inc. cv. sr. unsec. notes 4s, 2016		1,180,000	2,497,913

PDL BioPharma, Inc. cv. sr. unsec. notes 3 3/4s, 2015		3,975,000	4,795,043

Sequenom, Inc. 144A cv. sr. unsec. notes 5s, 2017		2,495,000	2,415,472

United Therapeutics Corp. 144A cv. sr. notes 1s, 2016		3,741,000	4,329,833

			38,455,488
Broadcasting (0.9%)
XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014		3,393,000	5,598,450

			5,598,450
Cable television (0.7%)
Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)		2,410,000	4,493,144

			4,493,144
Coal (1.1%)
Alpha Natural Resources, Inc. cv. sr. unsec. notes 2 3/8s, 2015		4,070,000	3,693,525

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041		3,705,000	3,357,656

			7,051,181
Commercial and consumer services (1.8%)
Alliance Data Systems Corp. cv. sr. unsec. notes 1 3/4s, 2013		1,845,000	3,355,594

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015		3,660,000	3,662,288

Priceline.com, Inc. 144A cv. sr. unsec. unsub. notes 1s, 2018		4,144,000	4,348,610

			11,366,492
Communications equipment (0.5%)
Coinstar, Inc. cv. sr. unsec. unsub. notes 4s, 2014		2,300,000	3,044,625

			3,044,625
Computers (2.8%)
EMC Corp. cv. sr. unsec. notes 1 3/4s, 2013		1,260,000	1,955,363

EMC Corp. 144A cv. sr. unsec. notes 1 3/4s, 2013		5,360,000	8,318,050

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017		6,905,000	7,668,866

			17,942,279

Convertible Securities Fund	25

CONVERTIBLE BONDS AND NOTES (68.6%)* cont.	Principal amount	Value

Conglomerates (0.7%)
Siemens Financieringsmaatschappij NV cv. company
guaranty sr. unsec. bonds 1.65s, 2019 (Netherlands)	$4,250,000	$4,230,875

		4,230,875
Construction (0.8%)
CEMEX SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	4,880,000	5,063,000

		5,063,000
Consumer (0.7%)
Jarden Corp. 144A cv. company guaranty sr. unsec.
sub. notes 1 7/8s, 2018	4,486,000	4,486,224

		4,486,224
Consumer finance (2.2%)
DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017	4,199,000	4,406,326

PHH Corp. cv. sr. unsec. notes 4s, 2014	3,740,000	4,097,638

PHH Corp. cv. sr. unsec. unsub. notes 6s, 2017	1,090,000	2,011,050

Walter Investment Management Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2019	3,200,000	3,576,000

		14,091,014
Consumer services (0.3%)
Hertz Global Holdings, Inc. cv. sr. unsec. notes 5 1/4s, 2014	915,000	1,576,659

		1,576,659
Electronics (5.4%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	4,781,000	4,458,283

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	5,805,000	7,056,703

Mentor Graphics Corp. cv. sub. unsec. notes 4s, 2031	4,175,000	4,725,578

Micron Technology, Inc. 144A cv. sr. unsec. notes 3 1/8s, 2032	5,591,000	4,969,001

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	4,370,000	4,375,463

Vishay Intertechnology, Inc. 144A cv. sr. unsec.
notes 2 1/4s, 2041	4,660,000	3,197,925

Xilinx, Inc. cv. sr. unsec. notes 2 5/8s, 2017	4,125,000	5,341,875

		34,124,828
Energy (oil field) (0.6%)
Hornbeck Offshore Services, Inc. 144A cv. company
guaranty sr. unsec. notes 1 1/2s, 2019	3,774,000	3,778,906

		3,778,906
Health-care services (1.7%)
Brookdale Senior Living, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2018	5,057,000	5,622,752

WellPoint, Inc. 144A cv. sr. unsec. notes 2 3/4s, 2042	5,100,000	5,316,750

		10,939,502
Homebuilding (3.2%)
Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	5,825,000	6,079,844

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	2,524,000	4,544,778

Ryland Group, Inc. (The) cv. company
guaranty sr. unsub. notes 1 5/8s, 2018	2,553,000	3,286,988

Standard Pacific Corp. cv. company guaranty sr. unsec.
unsub. notes 1 1/4s, 2032	2,800,000	3,165,750

Toll Brothers, Inc. 144A cv. company guaranty sr. unsec.
notes 0 1/2s, 2032	3,066,000	3,105,245

		20,182,605
Insurance (0.4%)
Fidelity National Financial, Inc. cv. sr. unsec.
unsub. notes 4 1/4s, 2018	2,254,000	2,720,296

		2,720,296

26	Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (68.6%)* cont.	Principal amount	Value

Investment banking/Brokerage (1.9%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	$300,000	$319,890

Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	7,023,000	7,448,769

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	2,765,000	4,106,025

		11,874,684
Lodging/Tourism (2.5%)
Gaylord Entertainment Co. 144A cv. company
guaranty sr. unsec. notes 3 3/4s, 2014	1,035,000	1,555,734

Host Hotels & Resorts LP 144A cv. company
guaranty sr. unsec. notes 2 1/2s, 2029 R	5,030,000	6,252,919

MGM Resorts International Co. cv. company
guaranty sr. unsec. notes 4 1/4s, 2015	7,585,000	7,774,625

		15,583,278
Machinery (0.3%)
Chart Industries, Inc. cv. sr. unsec. sub. notes 2s, 2018	1,290,000	1,643,138

		1,643,138
Manufacturing (1.1%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	2,975,000	3,107,016

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	3,900,000	4,136,438

		7,243,454
Media (2.9%)
Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	8,850,000	4,225,875

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/8s, 2023	7,200,000	9,922,248

MasTec, Inc. cv. company guaranty sr. unsec. unsub. notes
4 1/4s, 2014	2,465,000	3,882,375

		18,030,498
Medical technology (2.3%)
Alere, Inc. sr. unsec. sub. notes 3s, 2016	777,000	733,294

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China) (In default) † F	3,213,000	610,470

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China) (In default) † F	3,544,000	886,000

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 3/1/18) 2042 ††	6,335,000	6,236,016

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	4,776,000	5,886,420

		14,352,200
Metals (3.1%)
Newmont Mining Corp. cv. company
guaranty sr. unsub. notes 1 5/8s, 2017	4,450,000	6,302,313

Royal Gold, Inc. cv. sr. unsec. notes 2 7/8s, 2019	3,754,000	4,307,715

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	4,250,000	4,518,281

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	4,425,000	4,516,266

		19,644,575
Oil and gas (2.7%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/2s, 2037	5,165,000	4,777,625

Endeavour International Corp. cv. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2016	3,107,000	2,724,451

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	3,485,000	3,286,791

Stone Energy Corp. cv. company guaranty sr. unsec.
notes 1 3/4s, 2017	3,445,000	3,214,616

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	2,466,000	2,897,550

		16,901,033

Convertible Securities Fund	27

CONVERTIBLE BONDS AND NOTES (68.6%)* cont.	Principal amount	Value

Pharmaceuticals (0.9%)
Endo Pharmaceuticals Holdings, Inc. cv. sr. unsec.
sub. notes 1 3/4s, 2015	$4,720,000	$5,392,600

		5,392,600
Real estate (1.3%)
Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	2,120,000	3,238,300

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	5,145,000	4,707,675

		7,945,975
Retail (0.8%)
Group 1 Automotive, Inc. cv. sr. unsec. notes 2 1/4s, 2036 ††	4,160,000	4,895,800

		4,895,800
Semiconductor (2.4%)
Linear Technology Corp. cv. sr. unsec. unsub. notes Ser. A,
3s, 2027	5,165,000	5,358,688

Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	4,090,000	4,984,688

Photronics, Inc. cv. sr. unsec. notes 3 1/4s, 2016	4,763,000	4,593,318

		14,936,694
Shipping (0.3%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	4,400,000	1,782,000

		1,782,000
Software (4.8%)
DealerTrack Holdings, Inc 144A cv. company
guaranty sr. unsec. notes 1 1/2s, 2017	4,338,000	4,508,809

Microsoft Corp. 144A cv. sr. unsec. notes zero %, 2013	4,551,000	4,647,709

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	8,600,000	10,459,750

SYNNEX Corp. cv. sr. notes 4s, 2018	2,485,000	2,877,941

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	5,205,000	4,788,600

TIBCO Software, Inc. 144A cv. sr. unsec. notes 2 1/4s, 2032	2,749,000	2,661,376

		29,944,185
Technology (1.7%)
CACI International, Inc. cv. sr. unsec. sub. notes 2 1/8s, 2014	4,090,000	4,509,225

CACI International, Inc. 144A cv. sr. unsec.
sub. notes 2 1/8s, 2014	880,000	970,200

ON Semiconductor Corp. cv. company guaranty sr. unsec.
sub. notes Ser. B, 2 5/8s, 2026	5,307,000	5,449,626

		10,929,051
Technology services (1.3%)
DST Systems, Inc. cv. sr. unsec. unsub. bonds FRB Ser. C,
zero %, 2023	6,360,000	7,950,000

		7,950,000
Telecommunications (3.2%)
Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	2,905,000	6,539,881

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 6 1/2s, 2016	3,330,000	4,474,854

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	5,121,000	665,730

SBA Communications Corp. cv. sr. unsec. notes 4s, 2014	3,840,000	8,589,600

		20,270,065
Telephone (0.7%)
Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	4,845,000	4,672,397

		4,672,397

28	Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (68.6%)* cont.	Principal amount	Value

Trucks and parts (0.9%)
Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (Zero %, 3/1/16) 2026 ††	$6,275,000	$5,435,719

		5,435,719
Waste Management (0.9%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	4,605,000	5,577,806

		5,577,806

Total convertible bonds and notes (cost $418,212,064)		$431,992,543

CONVERTIBLE PREFERRED STOCKS (24.7%)*	Shares	Value

Aerospace and defense (1.6%)
United Technologies Corp. $3.75 cv. pfd.	189,475	$10,303,651

		10,303,651
Automotive (1.3%)
General Motors Co. Ser. B, $2.375 cv. pfd.	194,630	7,911,710

		7,911,710
Banking (6.9%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	10,685	11,873,706

Citigroup, Inc. $7.50 cv. pfd.	81,090	8,316,590

Huntington Bancshares Ser. A, 8.50% cv. pfd.	1,827	2,247,210

Oriental Financial Group 144A Ser. C, 8.75% cv. pfd.
(Puerto Rico)	3,077	3,753,940

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	11,300	14,125,000

Wintrust Financial Corp. $3.75 cv. pfd.	55,705	3,077,701

		43,394,147
Communications equipment (0.4%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	4,410	2,469,600

		2,469,600
Consumer (1.3%)
Stanley Black & Decker, Inc. $4.75 cv. pfd.	70,206	8,452,802

		8,452,802
Electric utilities (2.4%)
NextEra Energy, Inc. $2.799 cv. pfd.	119,460	6,092,460

PPL Corp. $4.375 cv. pfd.	164,060	8,882,208

		14,974,668
Financial (1.4%)
AMG Capital Trust II $2.575 cv. pfd.	190,390	8,972,129

		8,972,129
Food (0.3%)
Bunge, Ltd. $4.875 cv. pfd.	16,415	1,665,097

		1,665,097
Insurance (0.9%)
MetLife, Inc. $3.75 cv. pfd.	127,133	5,910,413

		5,910,413
Media (1.8%)
Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	6,361	6,376,903

Nielsen Holdings NV $3.125 cv. pfd.	92,805	5,049,167

		11,426,070
Oil and gas (1.1%)
Apache Corp. Ser. D, $3.00 cv. pfd.	77,271	3,593,102

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	3,694	3,502,374

		7,095,476
Railroads (0.6%)
Genesee & Wyoming, Inc. zero %	31,813	3,491,477

		3,491,477

Convertible Securities Fund	29

CONVERTIBLE PREFERRED STOCKS (24.7%)* cont.	Shares	Value

Real estate (3.6%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	282,425	$7,678,430

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	325,175	7,190,009

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	135,900	7,651,170

		22,519,609
Shipping (0.5%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	357,750	3,448,281

		3,448,281
Telecommunications (0.6%)
Iridium Communications, Inc. cv. pfd. 144A $7.00 notes	33,766	3,507,443

		3,507,443

Total convertible preferred stocks (cost $151,363,931)		$155,542,573

COMMON STOCKS (1.7%)*	Shares	Value

Brazil Ethanol, Inc. 144A (Unit) †	312,500	$3,125

Comcast Corp. Class A	43,520	1,632,435

DISH Network Corp. Class A	48,750	1,736,963

Hartford Financial Services Group, Inc. (The)	79,260	1,720,735

Hess Corp.	28,755	1,502,736

MetLife, Inc.	44,855	1,591,891

Microsoft Corp.	51,430	1,467,555

Oil States International, Inc. †	18,605	1,360,026

Total common stocks (cost $12,705,826)		$11,015,466

CORPORATE BONDS AND NOTES (0.7%)*	Principal amount	Value

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	$2,857,000	$2,235,603

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	1,840,000	1,913,600

Total corporate bonds and notes (cost $4,382,555)		$4,149,203

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor,
Ltd. 144A (Israel) F	6/30/15	$0.01	1,085,630	$217,126

Total warrants (cost $217,126)				$217,126

SHORT-TERM INVESTMENTS (4.1%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.16% L	25,560,409	$25,560,409

Total short-term investments (cost $25,560,409)		$25,560,409

TOTAL INVESTMENTS

Total investments (cost $612,441,911)		$628,477,320

Key to holding’s currency abbreviations
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

30	Convertible Securities Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $630,148,238.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Communication services	$3,369,398	$—	$—

Energy	2,862,762	3,125	—

Financials	3,312,626	—	—

Technology	1,467,555	—	—

Total common stocks	11,012,341	3,125	—

Convertible bonds and notes	—	430,496,073	1,496,470

Convertible preferred stocks	13,795,128	141,747,445	—

Corporate bonds and notes	—	4,149,203	—

Warrants	—	—	217,126

Short-term investments	25,560,409	—	—

Totals by level	$50,367,878	$576,395,846	$1,713,596

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund	31

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $586,881,502)	$602,916,911
Affiliated issuers (identified cost $25,560,409) (Notes 1 and 6)	25,560,409

Dividends, interest and other receivables	4,332,635

Receivable for shares of the fund sold	1,050,177

Total assets	633,860,132

LIABILITIES

Payable for shares of the fund repurchased	2,845,822

Payable for compensation of Manager (Note 2)	342,372

Payable for investor servicing fees (Note 2)	88,116

Payable for custodian fees (Note 2)	6,794

Payable for Trustee compensation and expenses (Note 2)	181,501

Payable for administrative services (Note 2)	1,239

Payable for distribution fees (Note 2)	146,059

Other accrued expenses	99,991

Total liabilities	3,711,894

Net assets	$630,148,238

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$679,371,195

Undistributed net investment income (Note 1)	17,872,624

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(83,130,992)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	16,035,411

Total — Representing net assets applicable to capital shares outstanding	$630,148,238

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($466,909,546 divided by 23,241,991 shares)	$20.09

Offering price per class A share (100/94.25 of $20.09)*	$21.32

Net asset value and offering price per class B share ($10,314,763 divided by 522,349 shares)**	$19.75

Net asset value and offering price per class C share ($38,875,154 divided by 1,953,695 shares)**	$19.90

Net asset value and redemption price per class M share ($3,405,689 divided by 171,060 shares)	$19.91

Offering price per class M share (100/96.50 of $19.91)*	$20.63

Net asset value, offering price and redemption price per class R share
($4,059,162 divided by 202,793 shares)	$20.02

Net asset value, offering price and redemption price per class Y share
($106,583,924 divided by 5,307,375 shares)	$20.08

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32	Convertible Securities Fund

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $6,731)	$10,826,890

Interest (including interest income of $22,448 from investments in affiliated issuers) (Note 6)	8,124,837

Securities lending (Note 1)	19,343

Total investment income	18,971,070

EXPENSES

Compensation of Manager (Note 2)	4,049,683

Investor servicing fees (Note 2)	1,135,764

Custodian fees (Note 2)	14,343

Trustee compensation and expenses (Note 2)	56,925

Administrative services (Note 2)	19,526

Distribution fees (Note 2)	1,788,739

Other	206,658

Total expenses	7,271,638

Expense reduction (Note 2)	(5,757)

Net expenses	7,265,881

Net investment income	11,705,189

Net realized gain on investments (Notes 1 and 3)	36,591,719

Net realized loss on foreign currency transactions (Note 1)	(8,367)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2

Net unrealized appreciation of investments during the year	5,740,234

Net gain on investments	42,323,588

Net increase in net assets resulting from operations	$54,028,777

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund	33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$11,705,189	$13,500,069

Net realized gain on investments
and foreign currency transactions	36,583,352	35,377,995

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	5,740,236	(45,986,537)

Net increase in net assets resulting from operations	54,028,777	2,891,527

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(13,634,928)	(14,640,547)

Class B	(250,624)	(272,720)

Class C	(982,153)	(1,274,396)

Class M	(86,266)	(95,274)

Class R	(105,901)	(95,658)

Class Y	(3,296,242)	(3,336,866)

Increase in capital from settlement payments (Note 8)	—	129,793

Redemption fees (Note 1)	14,102	23,749

Increase (decrease) from capital share transactions (Note 4)	(68,913,098)	23,623,025

Total increase (decrease) in net assets	(33,226,333)	6,952,633

NET ASSETS

Beginning of year	663,374,571	656,421,938

End of year (including undistributed net investment income
of $17,872,624 and $16,332,038, respectively)	$630,148,238	$663,374,571

The accompanying notes are an integral part of these financial statements.

34	Convertible Securities Fund

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Convertible Securities Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
October 31, 2012	$18.97	.36	1.33	1.69	(.57)	(.57)	—	—	$20.09	9.07	$466,910	1.11	1.87	59
October 31, 2011	19.31	.39	(.16)	.23	(.57)	(.57)	—	— [b,e]	18.97	1.08	484,050	1.12	1.94	79
October 31, 2010	16.27	.54	3.07	3.61	(.57)	(.57)	—	— [b,f]	19.31	22.48	495,949	1.18	3.03	71
October 31, 2009	12.55	.55	3.73	4.28	(.56)	(.56)	—	—	16.27	35.08	467,669	1.20 [g]	4.00 [g]	74
October 31, 2008	21.21	.51	(8.64)	(8.13)	(.53)	(.53)	—	—	12.55	(39.13)	402,408	1.06 [g]	2.73 [g]	68

Class B
October 31, 2012	$18.66	.21	1.30	1.51	(.42)	(.42)	—	—	$19.75	8.22	$10,315	1.86	1.10	59
October 31, 2011	18.99	.23	(.14)	.09	(.42)	(.42)	—	— [b,e]	18.66	.40	12,281	1.87	1.19	79
October 31, 2010	16.01	.40	3.01	3.41	(.43)	(.43)	—	— [b,f]	18.99	21.52	12,205	1.93	2.28	71
October 31, 2009	12.35	.44	3.67	4.11	(.45)	(.45)	—	—	16.01	34.12	14,351	1.95 [g]	3.30 [g]	74
October 31, 2008	20.87	.36	(8.51)	(8.15)	(.37)	(.37)	—	—	12.35	(39.61)	15,297	1.81 [g]	1.96 [g]	68

Class C
October 31, 2012	$18.79	.21	1.32	1.53	(.42)	(.42)	—	—	$19.90	8.24	$38,875	1.86	1.10	59
October 31, 2011	19.13	.24	(.16)	.08	(.42)	(.42)	—	— [b,e]	18.79	.32	53,696	1.87	1.19	79
October 31, 2010	16.12	.40	3.04	3.44	(.43)	(.43)	—	— [b,f]	19.13	21.58	57,211	1.93	2.27	71
October 31, 2009	12.44	.43	3.71	4.14	(.46)	(.46)	—	—	16.12	34.12	56,131	1.95 [g]	3.13 [g]	74
October 31, 2008	21.04	.37	(8.58)	(8.21)	(.39)	(.39)	—	—	12.44	(39.60)	33,539	1.81 [g]	2.00 [g]	68

Class M
October 31, 2012	$18.81	.26	1.31	1.57	(.47)	(.47)	—	—	$19.91	8.49	$3,406	1.61	1.36	59
October 31, 2011	19.14	.29	(.16)	.13	(.46)	(.46)	—	— [b,e]	18.81	.61	3,546	1.62	1.46	79
October 31, 2010	16.13	.45	3.04	3.49	(.48)	(.48)	—	— [b,f]	19.14	21.85	4,598	1.68	2.53	71
October 31, 2009	12.45	.47	3.71	4.18	(.50)	(.50)	—	—	16.13	34.41	4,383	1.70 [g]	3.40 [g]	74
October 31, 2008	21.04	.41	(8.57)	(8.16)	(.43)	(.43)	—	—	12.45	(39.44)	3,133	1.56 [g]	2.22 [g]	68

Class R
October 31, 2012	$18.91	.31	1.32	1.63	(.52)	(.52)	—	—	$20.02	8.78	$4,059	1.36	1.61	59
October 31, 2011	19.24	.34	(.15)	.19	(.52)	(.52)	—	— [b,e]	18.91	.88	3,595	1.37	1.69	79
October 31, 2010	16.22	.50	3.04	3.54	(.52)	(.52)	—	— [b,f]	19.24	22.12	3,434	1.43	2.77	71
October 31, 2009	12.51	.51	3.73	4.24	(.53)	(.53)	—	—	16.22	34.79	2,685	1.45 [g]	3.73 [g]	74
October 31, 2008	21.15	.47	(8.62)	(8.15)	(.49)	(.49)	—	—	12.51	(39.29)	2,255	1.31 [g]	2.50 [g]	68

Class Y
October 31, 2012	$18.97	.41	1.32	1.73	(.62)	(.62)	—	—	$20.08	9.28	$106,584.86		2.12	59
October 31, 2011	19.30	.44	(.15)	.29	(.62)	(.62)	—	— [b,e]	18.97	1.40	106,207.87		2.17	79
October 31, 2010	16.27	.59	3.05	3.64	(.61)	(.61)	—	— [b,f]	19.30	22.73	83,025.93		3.27	71
October 31, 2009	12.55	.57	3.74	4.31	(.59)	(.59)	—	—	16.27	35.43	70,660	.95 [g]	3.93 [g]	74
October 31, 2008	21.21	.56	(8.64)	(8.08)	(.58)	(.58)	—	—	12.55	(38.97)	21,115	.81 [g]	3.00 [g]	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Convertible Securities Fund	Convertible Securities Fund	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.06%

October 31, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

38	Convertible Securities Fund

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks, with equal emphasis, current income and capital appreciation. Its secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. Many convertible securities are below investment-grade, and a significant portion of the convertible securities Putnam Management buys are below investment-grade.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total

Convertible Securities Fund	39

value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

40	Convertible Securities Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $74,855,800 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$74,855,800	N/A	$74,855,800	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Convertible Securities Fund	41

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $8,191,511 to increase undistributed net investment income and $8,191,511 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$54,170,880
Unrealized depreciation	(38,155,181)

Net unrealized appreciation	16,015,699
Undistributed ordinary income	17,872,624
Capital loss carryforward	(74,855,800)
Cost for federal income tax purposes	$612,461,621

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

42	Convertible Securities Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$834,647	Class R	6,958

Class B	20,381	Class Y	185,717

Class C	81,765	Total	$1,135,764

Class M	6,296

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,323 under the expense offset arrangements and by $4,434 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $496, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,172,114	Class M	26,516

Class B	114,237	Class R	19,613

Class C	456,259	Total	$1,788,739

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $33,841 and $75 from the sale of class A and class M shares, respectively, and received $8,495 and $1,018 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $69 and no monies on class A and class M redemptions, respectively.

Convertible Securities Fund	43

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $362,863,060 and $431,125,665, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	2,936,632	$57,790,909	4,725,246	$95,829,490

Shares issued in connection with
reinvestment of distributions	623,372	11,995,946	626,615	12,444,069

	3,560,004	69,786,855	5,351,861	108,273,559

Shares repurchased	(5,830,241)	(112,648,930)	(5,525,589)	(110,169,839)

Net decrease	(2,270,237)	$(42,862,075)	(173,728)	$(1,896,280)

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	86,808	$1,665,446	256,216	$5,136,715

Shares issued in connection with
reinvestment of distributions	8,506	160,838	9,396	183,675

	95,314	1,826,284	265,612	5,320,390

Shares repurchased	(231,219)	(4,452,569)	(249,892)	(4,971,509)

Net increase (decrease)	(135,905)	$(2,626,285)	15,720	$348,881

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	210,612	$4,046,214	845,295	$17,121,901

Shares issued in connection with
reinvestment of distributions	31,579	601,452	32,341	635,848

	242,191	4,647,666	877,636	17,757,749

Shares repurchased	(1,145,945)	(22,111,018)	(1,011,440)	(19,976,099)

Net decrease	(903,754)	$(17,463,352)	(133,804)	$(2,218,350)

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	16,874	$322,889	25,046	$497,284

Shares issued in connection with
reinvestment of distributions	4,159	79,346	4,313	85,023

	21,033	402,235	29,359	582,307

Shares repurchased	(38,517)	(737,551)	(81,052)	(1,637,546)

Net decrease	(17,484)	$(335,316)	(51,693)	$(1,055,239)

44	Convertible Securities Fund

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	56,938	$1,095,237	58,220	$1,169,136

Shares issued in connection with
reinvestment of distributions	5,422	104,037	4,747	93,799

	62,360	1,199,274	62,967	1,262,935

Shares repurchased	(49,713)	(965,629)	(51,309)	(1,039,689)

Net increase	12,647	$233,645	11,658	$223,246

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,417,276	$46,869,261	3,270,127	$67,098,746

Shares issued in connection with
reinvestment of distributions	95,728	1,846,426	76,711	1,521,249

	2,513,004	48,715,687	3,346,838	68,619,995

Shares repurchased	(2,805,251)	(54,575,402)	(2,048,509)	(40,399,228)

Net increase (decrease)	(292,247)	$(5,859,715)	1,298,329	$28,220,767

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$217,126	Payables	$—

Total		$217,126		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$(43,425)	$(43,425)

Total	$(43,425)	$(43,425)

* Outstanding warrants at the close of the reporting period are indicative of the volume of activity during the reporting period.

Convertible Securities Fund	45

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$12,291,329	$235,479,283	$222,210,203	$22,448	$25,560,409

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $126,693 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $3,100 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

46	Convertible Securities Fund

Federal tax information (Unaudited)

The fund designated 45.92% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 47.08%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $11,674,879 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Convertible Securities Fund	47

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

48	Convertible Securities Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Convertible Securities Fund	49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

50	Convertible Securities Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Convertible Securities Fund	51

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52	Convertible Securities Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN019
278018 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$36,744	$ —	$4,100	$ —
October 31, 2011	$45,079	$ —	$4,000	$ —

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $4,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$ —	$ —	$ —

October 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012